United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 10, 2022

Date of Report (Date of earliest event reported)

A SPAC I Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41285	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39, Marina Bay Financial Centre Tower 2 10 Marina Boulevard, Singapore 018983	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +(65) 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, three-fourths of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASCAU	The Nasdaq Capital Market LLC
Class A ordinary shares included as part of the units	ASCA	The Nasdaq Capital Market LLC
Rights included as part of the units	ASCAR	The Nasdaq Capital Market LLC

Warrants included as part of the units	ASCAW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On March 10, 2022, A SPAC I Acquisition Corp. (the “Company”) dismissed Bernstein & Pinchuk LLP (“BP”) as its independent registered public accountants and engaged Marcum Bernstein & Pinchuk LLP (“MBP”) as its independent registered public accountants. The engagement of MBP has been approved by the Audit Committee of the Company’s Board of Directors.

BP’s reports on the consolidated financial statements of the Company as of and for the period from April 29, 2021 (inception) through March 10, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from April 29, 2021 (inception) through March 10, 2022, there were no disagreements with BP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to BP satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the period from April 29, 2021 (inception) through March 10, 2022, there were no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished BP with a copy of this Form 8-K on March 10, 2022 providing BP with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company under this Item 4.01 in response to Item 304(a) of Regulation S-K as the same pertains to BP and, if not, stating the respect in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Report.

(b) On March 10, 2022, the Company engaged MBP as the Company’s new independent registered public accounting firm effective upon the termination of BP. The retention of MBP was approved by the Audit Committee. During the period from April 29, 2021 (inception) through March 10, 2022, the Company did not consult with MBP with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Bernstein & Pinchuk LLP, dated March 11, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2022

A SPAC I ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer and Chief Financial Officer